EXHIBIT 99.2

Supplemental Operating and Financial Information

September 30, 2003

Supplemental Information

Table of Contents

September 30, 2003

The information within refers to all Highwoods Properties’ consolidated entities, except pages 32 to 38 unless noted otherwise.

Certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward- looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Summary

Dollars in thousands, except per share amounts

	Three Months Ended
	09/30/03	09/30/02	Change F/(U)
Operations
Revenue from continuing operations	$106,991	$109,521	$(2,530)
Rental Property Expense from continuing operations	37,184	34,976	(2,208)

Net Operating Income from continuing operations	$69,807	$74,545	$(4,738)

Revenue from discontinued operations	$5,216	$13,311	$(8,095)
Property Expense from discontinued operations	1,347	4,060	2,713

Net Operating Income from discontinued operations	$3,869	$9,251	$(5,382)

Interest and other income	$2,506	$2,766	$(260)
Equity in earnings of unconsolidated affiliates	1,626	1,259	367
General and Administrative	6,276	4,147	(2,129)
G&A as a % of Revenue and Other Income	5.4%	3.3%	-2.1%

EBITDA calculation
Net Income	$21,473	$14,822	$6,651
Addback Depreciation and Amortization	31,915	32,827	$(912)
Addback Interest Expense	29,084	28,447	$637

EBITDA	$82,472	$76,096	$6,376

Interest Expense from continuing operations	$28,941	$27,817	$(1,124)
Interest Expense from discontinued operations	143	630	487
EBITDA/Interest Expense	2.84	2.68	0.16
EBITDA/Interest Expense + Preferred Dividends	2.24	2.10	0.14
Net Income	$21,473	$14,822	$6,651
Funds from Operation	38,062	44,694	(6,632)
Cash available for distribution	22,318	38,614	(16,296)
Per Share—Diluted:
Net Income	$0.26	$0.14	$0.12
Funds from operations	0.64	0.74	(0.10)
Dividends paid	0.425	0.585	(0.16)
Dividends paid as % of funds from operations	66.8%	79.4%	12.6%
Dividends paid as % of cash available for distribution	113.9%	91.9%	-22.0%

	09/30/03	09/30/02	Change
Capitalization
Total Assets	$3,403,522	$3,518,955	$(115,433)
Market Capitalization:
Total Debt	1,612,483	1,626,362	(13,879)
Market Value of Common Equity	1,799,692	1,791,484	8,208

Total Market Capitalization	$3,412,175	$3,417,846	$(5,671)
Total Debt/Total Assets	47.4%	46.2%	-1.2%

	09/30/03	09/30/02	Change F/(U)
Portfolio
Total In-Service Square Footage	37,171,000	37,979,000	(808,000)
Occupancy	82.4%	86.7%	-4.3%
Same Property NOI	$65,634	$72,750	$(7,116)

i

Corporate Information

Board of Directors	Research Coverage

Thomas W. Adler	Banc of America Securities
Gene H. Anderson	Lee Schalop - 212-847-5677
Kay N. Callison
Edward J. Fritsch	Davenport & Company, LLC
Ronald P. Gibson	Rob Norfleet - 804-780-2170
William E. Graham Jr.
Lawrence S. Kaplan	Deutsche Banc Alex. Brown
L. Glenn Orr Jr.	Lou Taylor - 212-469-4912
O. Temple Sloan Jr., Chairman
Willard H. Smith Jr.	Green Street Advisors
John L. Turner	John Lutzius - 949-640-8780
F. William Vandiver, Jr.
Legg Mason
Senior Management Team	David Fick - 410-454-5018

Ronald P. Gibson	McDonald Investments, Inc.
President, Chief Executive Officer and Director	Anatole Pevnev - 216-263-4783

Edward J. Fritsch	Morgan Stanley Dean Witter
Executive Vice President, Chief Operating	Gregory Whyte - 212-761-6331
Officer, Director and Secretary
Prudential Securities
Gene H. Anderson	Jim Sullivan - 212-778-2515
Senior Vice President and Director
Smith Barney Citigroup
Michael F. Beale	Jonathan Litt - 212-816-0231
Senior Vice President
UBS Warburg
Michael E. Harris	Keith Mills - 212-713-3098
Senior Vice President
Wachovia Securities
Carman J. Liuzzo	Chris Haley - 443-263-6773
Vice President, Chief Financial Officer
and Treasurer

Mack D. Pridgen III
Vice President, General Counsel and
Assistant Secretary

ii

Corporate Information

Divisional Offices	Corporate Headquarters

Atlanta/Piedmont Triad	Highwoods Properties, Inc.
Gene H. Anderson - Regional Manager	3100 Smoketree Court, Suite 600 Raleigh, NC 27604
Atlanta, GA	919-872-4924
Gene H. Anderson, Senior Vice President
Stock Exchange
Piedmont Triad, NC
Mark W. Shumaker, Vice President	NYSE Trading Symbol: HIW

Orlando/Tampa	Investor Relations Contact
Michael F. Beale - Regional Manager
Tabitha Zane
Orlando, FL	Sr. Director, Investor Relations
Michael F. Beale, Senior Vice President	Phone: 919-431-1529
Fax: 919-876-6929
Tampa, FL	E-mail: tabitha.zane@highwoods.com
Stephen A. Meyers, Vice President

Information Request
Research Triangle/Richmond
To request a standard Investor Relations package,
Research Triangle, NC	Annual Report or to be added to our e-mail or fax list,
Robert G. Cutlip, Vice President	please contact the Investor Relations Coordinator at:
Phone: 919-875-6717 or 800-256-2963
Richmond, VA	Email: HIW-IR@highwoods.com
Paul W. Kreckman, Vice President

The Company

Kansas City/Charlotte/Memphis/	Highwoods Properties, Inc. a member of the S&P Mid Cap 400
Nashville	Index, is a fully integrated, self-administered real estate
Michael E. Harris - Regional Manager	investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for
Kansas City, MO	its properties and for third parties. As of September 30, 2003, the Company
Barrett Brady, Senior Vice President	owns or has an interest in 545 in-service office, industrial and retail properties encompassing approximately 43.7 million square feet.
Charlotte, NC	Highwoods also owns approximately 1,377 acres of development land.
Thomas F. Cochran, Senior Vice President	Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas,
Memphis, TN	Missouri, North Carolina, South Carolina, Tennessee and Virginia.
Michael E. Harris, Senior Vice President	For more information about Highwoods Properties, please visit our Web site at www.highwoods.com.
Nashville, TN
W. Brian Reames, Vice President

iii

Consolidated Statements of Income

Dollars in thousands, except per share amounts

	Nine Months Ended		Three Months Ended
	09/30/03	09/30/02	09/30/03	06/30/03	03/31/03	12/31/02	09/30/02
Rental revenue	$315,720	$327,984	$106,991	$104,218	$104,511	$107,679	$109,521
Operating expenses:
Rental property	109,579	103,618	37,184	36,310	36,085	34,731	34,976
Depreciation and amortization	95,774	86,996	31,543	32,101	32,130	35,570	29,872
Interest expense:
Contractual	83,618	79,761	28,122	27,822	27,674	29,751	27,470
Amortization of deferred financing costs	2,202	1,027	819	757	626	366	347

	85,820	80,788	28,941	28,579	28,300	30,117	27,817
General and administrative (includes $3,700 of nonrecurring compensation expense in the nine months ended 9/30/02)	18,144	18,550	6,276	6,524	5,344	6,026	4,147
Litigation reserve	—	2,700	—	—	—	—	2,700

Total operating expenses	309,317	292,652	103,944	103,514	101,859	106,444	99,512
Other income:
Interest and other income	8,574	8,783	2,506	3,209	2,859	4,783	2,766
Equity in earnings/(loss) of unconsolidated affiliates	2,902	6,298	1,626	(485)	1,761	1,765	1,259

	11,476	15,081	4,132	2,724	4,620	6,548	4,025

Income before gain/(loss) on disposition of land and depreciable assets, minority interest and discontinued operations	17,879	50,413	7,179	3,428	7,272	7,783	14,034
Gain on disposition of land	3,342	6,498	1,067	1,412	863	396	741
Gain/(loss) on disposition of depreciable assets	37	5,050	(203)	220	20	(548)	(329)

Income before minority interest and discontinued operations	21,258	61,961	8,043	5,060	8,155	7,631	14,446
Minority interest	(2,424)	(7,564)	(857)	(590)	(977)	(869)	(1,841)

Income from continuing operations	18,834	54,397	7,186	4,470	7,178	6,762	12,605
Discontinued operations:
Income from discontinued operations, net of minority int	11,476	16,002	3,007	4,305	4,164	4,693	5,058
Gain/(loss) on sale of discontinued operations, net of minority int	12,455	(955)	11,280	1,345	(170)	12,562	(2,841)

	23,931	15,047	14,287	5,650	3,994	17,255	2,217

Net income	42,765	69,444	21,473	10,120	11,172	24,017	14,822
Dividends on preferred shares	(23,139)	(23,139)	(7,713)	(7,713)	(7,713)	(7,713)	(7,713)

Net income available for common stockholders	$19,626	$46,305	$13,760	$2,407	$3,459	$16,304	$7,109

Net income per common share-diluted:
(Loss)/income from continuing operations	$(0.08)	$0.58	$(0.01)	$(0.06)	$(0.01)	$(0.02)	$0.09
Income from discontinued operations	$0.45	$0.29	$0.27	$0.11	$0.07	$0.32	$0.05

Net income	$0.37	$0.87	$0.26	$0.05	$0.06	$0.30	$0.14

Weighted average common shares outstanding – diluted	53,342	53,544	53,261	53,315	53,475	53,407	53,604

Rental property expenses / rental revenue	34.7%	31.6%	34.8%	34.8%	34.5%	32.3%	31.9%

Statement of Funds from Operations

Dollars in thousands, except per share amounts

	Nine Months Ended		Three Months Ended
	09/30/03	09/30/02	09/30/03	06/30/03	03/31/03	12/31/02	09/30/02
Funds from operations:
Net income	$42,765	$69,444	$21,473	$10,120	$11,172	$24,017	$14,822
Add/(Deduct):
Depreciation and amortization	95,774	86,996	31,543	32,101	32,130	35,570	29,872
Gain/(loss) on disposition of depreciable assets 1/	(37)	(14,618)	203	(220)	(20)	197	(171)
Minority interest	2,424	7,564	857	590	977	869	1,841
Dividends to preferred shareholders	(23,139)	(23,139)	(7,713)	(7,713)	(7,713)	(7,713)	(7,713)
Unconsolidated affiliates:
Depreciation and amortization	7,139	7,065	2,235	2,489	2,415	2,554	2,432
Discontinued operations:
Depreciation and amortization	2,216	8,765	372	680	1,164	2,446	2,955
Gain on sale, net of minority interest 1/	(12,743)	(2,629)	(11,280)	(1,345)	(118)	(12,562)	(12)
Minority interest in income	1,450	2,154	372	542	536	618	668

Funds from operations 2/	115,849	141,602	38,062	37,244	40,543	45,996	44,694
Cash available for distribution:
Add/(Deduct):
Rental income from straight-line rents	(4,501)	(2,540)	(1,136)	(1,680)	(1,685)	(1,132)	(1,222)
Amortization of intangible lease assets	212	—	212	—	—	—	—
Impairment charges	2,701	13,152	—	2,413	288	351	3,353
Amortization of deferred financing costs	2,202	1,027	819	757	626	366	347
Non-recurring compensation expense	—	3,700	—	—	—	—	—
Litigation reserve	—	2,700	—	—	—	—	2,700
Non-incremental revenue generating capital expenditures paid:
Building improvements	(10,025)	(4,861)	(4,500)	(2,734)	(2,791)	(3,086)	(1,740)
2nd generation tenant improvements	(18,008)	(12,735)	(6,588)	(6,932)	(4,488)	(7,796)	(5,824)
2nd generation lease commissions	(11,465)	(9,353)	(4,551)	(3,546)	(3,368)	(2,968)	(3,694)

	(39,498)	(26,949)	(15,639)	(13,212)	(10,647)	(13,850)	(11,258)

Cash available for distribution	$76,965	$132,692	$22,318	$25,522	$29,125	$31,731	$38,614

Weighted average share/units outstanding-diluted	60,063	60,730	59,830	60,028	60,360	60,437	60,653

Per common share/common unit-diluted:
Funds from operations	$1.93	$2.33	$0.64	$0.62	$0.67	$0.76	$0.74

Dividends paid	$1.435	$1.755	$0.425	$0.425	$0.585	$0.585	$0.585

Dividend payout ratios:
Funds from operations	74.4%	75.3%	66.8%	68.5%	87.1%	76.9%	79.4%

Cash available for distribution	112.0%	80.3%	113.9%	100.0%	121.2%	111.4%	91.9%

1/      In October 2003, NAREIT issued a Financial Reporting Alert that changed its current implementation guidance for FFO regarding impairment charges. Accordingly, impairment charges have been excluded from the gain/(loss) on disposition of depreciable assets. The following is a reconciliation of gain/(loss) on disposition of depreciable assets included in the FFO calculation and gain/(loss) on disposition of depreciable assets included in the Consolidated Statements of Income for all periods presented above:

Continuing Operations:
Gain/(loss) on disposition of depreciable assets per FFO above	$37	$14,618	$(203)	$220	$20	$(197)	$171
Impairment charges	—	(9,568)	—	—	—	(351)	(500)

Gain/(loss) on disposition of depreciable assets per Consolidated Statements of Income	$37	$5,050	$(203)	$220	$20	$(548)	$(329)

Discontinued Operations:
Gain/(loss) on disposition of depreciable assets per FFO above	$12,743	$2,629	$11,280	$1,345	$118	$12,562	$12
Impairment charges	(288)	(3,584)	—	—	(288)	—	(2,853)

Gain/(loss) on disposition of depreciable assets per Consolidated Statements of Income	$12,455	$(955)	$11,280	$1,345	$(170)	$12,562	$(2,841)

In addition to the impairment charges detailed above, FFO for the nine months ended September 30, 2003 also excludes a $2.4 million impairment charge included in the Company’s equity in earnings of unconsolidated affiliates related to the acquisition of the MG-HIW LLC joint venture by the Company.

2/      As a result of the implementation of FASB’s Statement No. 145, “Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections” (“SFAS 145”), losses on the extinguishment of debt will no longer be classified as an extraordinary item in the Consolidated Statements of Income. Therefore, the calculation of FFO will no longer include an add-back of this amount. Accordingly, FFO for the three and nine months ended September 30, 2002 was decreased by $687,000, which represents losses on the extinguishment of debt incurred during those periods. There were no losses on the extinguishment of debt incurred in 2003.

As a result of the changes to the FFO calculation as outlined in footnotes 1/ and 2/, FFO has been reduced by the following in dollars and per share amounts:

FFO in dollars	$(2,701)	$(13,839)	$—	$—	$(288)	$(351)	$(4,040)

FFO per share	$(0.05)	$(0.23)	$—	$—	$(0.005)	$(0.01)	$(0.07)

Net Cash Flow and Capital Expenditures

Dollars in thousands, except per share amounts

	Nine Months Ended		Three Months Ended
	09/30/03	09/30/02	09/30/03	06/30/03	03/31/03	12/31/02	09/30/02
Net cash provided by/(used in):
Operating activities	$128,760	$172,979	$54,887	$35,067	$38,806	$28,506	$75,289
Investing activities	976	85,279	14,599	6,565	(20,188)	110,308	18,480
Financing activities	(127,670)	(244,836)	(69,428)	(47,811)	(10,431)	(141,795)	(93,965)

Net increase/(decrease) in cash and cash equivalents	$2,066	$13,422	$58	$(6,179)	$8,187	$(2,981)	$(196)

	Nine Months Ended
	09/30/03	09/30/02
Supplemental Capital Expenditure Disclosure
Development cost:
Shell construction and predevelopment costs	$5,207	$38,935
1st generation tenant improvements	12,540	16,194
1st generation lease commissions	2,352	4,190
Nonrecurring property renovation cost	12,379	2,773
Acquisitions	90,839	7,625
Furniture Fixtures and Equipment	639	2,190

	$123,956	$71,907
Non-incremental revenue generating capital expenditures paid:	39,498	26,949

Total per the Statement of Cash Flows	$163,454	$98,856

Consolidated Balance Sheets

Dollars in thousands

	09/30/03	06/30/03	03/31/03	12/31/02	09/30/02
Assets:
Real estate assets, at cost:
Land and improvements	$399,359	$383,125	$389,300	$392,135	$413,291
Buildings and tenant improvements	2,904,268	2,785,239	2,830,631	2,823,834	2,798,650
Development in process	11,159	9,167	7,374	6,419	39,633
Land held for development	177,982	171,973	166,862	163,789	153,395
Furniture, fixtures and equipment	21,605	21,223	21,150	20,966	20,479

	3,514,373	3,370,727	3,415,317	3,407,143	3,425,448
Less-accumulated depreciation	(517,779)	(499,545)	(484,085)	(457,863)	(437,454)

Net real estate assets	2,996,594	2,871,182	2,931,232	2,949,280	2,987,994
Property held for sale	145,548	221,604	191,237	183,828	257,826
Cash and cash equivalents	13,083	13,025	19,204	11,017	13,998
Restricted cash	6,810	3,163	2,943	8,582	2,702
Accounts receivable, net	12,570	13,902	12,723	13,578	19,298
Notes receivable	18,920	27,617	32,077	31,057	31,914
Accrued straight-line rents receivable	51,592	51,703	50,462	48,777	50,191
Investment in unconsolidated affiliates	73,372	76,499	78,229	79,504	80,825
Other assets:
Deferred leasing costs	105,642	100,338	99,434	99,802	104,866
Deferred financing costs	44,506	42,544	42,548	26,120	25,964
Prepaid expenses and other	16,341	16,882	16,388	15,295	13,400

	166,489	159,764	158,370	141,217	144,230
Less-accumulated amortization	(81,456)	(76,426)	(73,445)	(71,471)	(70,023)

Other assets, net	85,033	83,338	84,925	69,746	74,207

Total Assets	$3,403,522	$3,362,033	$3,403,032	$3,395,369	$3,518,955

Liabilities and Stockholders’ Equity
Mortgages and notes payable	$1,612,483	$1,579,265	$1,580,301	$1,528,720	$1,626,362
Accounts payable, accrued expenses and other liabilities	118,192	102,949	108,808	120,614	131,087

Total Liabilities	1,730,675	1,682,214	1,689,109	1,649,334	1,757,449
Minority interest	174,058	177,104	183,297	188,563	191,114
Stockholders’ Equity:
Preferred stock	377,445	377,445	377,445	377,445	377,445
Common stock	531	531	535	534	534
Additional paid-in capital	1,384,129	1,383,568	1,392,118	1,390,043	1,389,595
Distributions in excess of net earnings	(254,546)	(245,751)	(225,430)	(197,647)	(182,719)
Accumulated other comprehensive loss	(4,002)	(7,831)	(8,767)	(9,204)	(10,418)
Deferred compensation	(4,768)	(5,247)	(5,275)	(3,699)	(4,045)

Total Stockholders’ Equity	1,498,789	1,502,715	1,530,626	1,557,472	1,570,392

Total Liabilities and Stockholders’ Equity	$3,403,522	$3,362,033	$3,403,032	$3,395,369	$3,518,955

Ratios
Total Debt/Total Assets	47.4%	47.0%	46.4%	45.0%	46.2%

Estimated Net Asset Value

September 30, 2003

Dollars in thousands, except per share amounts

The information on this Page is provided to assist in the calculation of Net Asset Value using a range of Capitalization rates and In-Place Net Operating Income among other Factors. It is not intended to be an asset by asset valuation.

Office	9.25%	9.50%	9.75%
Retail	8.00%	8.25%	8.50%
Industrial/Other	9.00%	9.25%	9.50%

Weighted average	9.09%	9.34%	9.59%
Wholly Owned Properties Net Operating Income YTD
Office 1/ 2/	$165,705	$165,705	$165,705
Retail	20,498	20,498	20,498
Industrial/Other 3/	20,765	20,765	20,765

Total Net Operating Income	$206,968	$206,968	$206,968
Wholly Owned Properties Net Operating Income Annualized
Office	$230,073	$230,073	$230,073
Retail	27,331	27,331	27,331
Industrial/Other	27,687	27,687	27,687

Total Net Operating Income	$285,090	$285,090	$285,090
Wholly Owned Properties Capitalized Value
Office	$2,487,276	$2,421,821	$2,359,723
Retail	341,633	331,281	321,537
Industrial/Other	307,630	299,315	291,439

	$3,136,539	$3,052,417	$2,972,699

Highwoods’ Share of Joint Ventures
Net Operating Income YTD	$20,335	$20,335	$20,335

Net Operating Income Annualized	$25,454	$25,454	$25,454
Capitalization Rates	9.25%	9.50%	9.75%

Capitalized Value	$275,182	$267,940	$261,070

Value of Highwoods Preserve at $80 per square foot 6/	$65,280	$65,280	$65,280

Total In-Service Property Value	$3,477,001	$3,385,638	$3,299,049

Value of Other income
Annualized Development, Leasing and Management Fees	$6,560	$6,560	$6,560
Capitalization Rate	20%	20%	20%

Value of Other income	$32,800	$32,800	$32,800

Add Other assets:
Development Pipeline Investment	$17,344	$17,344	$17,344
Property Held for Sale, at Net Sales Price	175,044	175,044	175,044
Land held for development at Book Value	177,982	177,982	177,982
Cash and cash equivalents	13,083	13,083	13,083
Restricted cash	6,810	6,810	6,810
Accounts receivable, net	12,570	12,570	12,570
Notes receivable	18,920	18,920	18,920

Other assets total	$421,753	$421,753	$421,753

Gross Value of Assets	$3,931,554	$3,840,191	$3,753,602

Deductions:
Total Liabilities	$1,730,675	$1,730,675	$1,730,675
Preferred stock	377,445	377,445	377,445
Highwoods’ Share of Joint Ventures Liabilities	181,176	181,176	181,176

Estimated Net Asset Value	$1,642,258	$1,550,895	$1,464,306

Total diluted common shares and operating units	59,655	59,655	59,655

Estimated Net Asset Value Per Share	$27.53	$26.00	$24.55

1/	Added back the $1.9 million operating loss at Highwoods Preserve
2/	Deducted $497,000 for the operating income on the completed but not stabilized development projects
3/	Deducted $117,000 for the operating income on the completed but not stabilized development project
4/	Highwoods Preserve is an 816,000 square foot office campus in Tampa that Worldcom vacated 12/31/02.

Combined Financial Information

Highwoods Properties and Unconsolidated Joint Ventures

Dollars in thousands

	Highwoods Properties Inc.	Highwoods’ Share of Joint Ventures	Total
	(see pages 32 - 34)
Statement of Operations:
For the three months ended September 30, 2003
Revenue:
Rental property revenue	$106,991	$11,188	$118,179
Expenses:
Rental property expense	37,184	4,845	42,029
Depreciation and amortization	31,543	2,235	33,778
Interest expense:
Contractual	28,122	2,642	30,764
Amortization of deferred financing costs	819	—	819

	28,941	2,642	31,583
General and administrative	6,276	—	6,276
Other Income/(Expenses)	4,132	—	4,132

Income from continuing operations before gains	$7,179	$1,466	$8,645

Net Income	$21,473	1,626	$23,099
Deduct equity in earnings of unconsolidated affiliates	(1,626)		(1,626)
Addback Depreciation and amortization	31,915	2,235	34,150
Addback Interest Expense	29,084	2,642	31,726

EBITDA	$80,846	$6,503	$87,349
EBITDA /Interest Expense			2.75

For the nine months ended September 30, 2003
Revenue:
Rental property revenue	$315,720	$35,146	$350,866
Expenses:
Rental property expense	109,579	14,811	124,390
Depreciation and amortization	95,774	7,139	102,913
Interest expense:
Contractual	83,618	8,372	91,990
Amortization of deferred financing costs	2,202	—	2,202

	85,820	8,372	94,192
General and administrative	18,144	—	18,144
Other Income/(Expenses)	11,476	—	11,476

Income from continuing operations before gains	$17,879	$4,824	$22,703

Net Income	$42,765	$2,902	$45,667
Deduct Equity in earnings of unconsolidated affiliates	(2,902)		(2,902)
Addback Depreciation and amortization	97,990	7,139	105,129
Addback Interest Expense	86,820	8,372	95,192

EBITDA	$224,673	$18,413	$243,086
EBITDA /Interest Expense			2.55

As of September 30, 2003
Balance Sheet Information:
Total Assets 1/	$3,330,150	$257,182	$3,587,332
Debt	1,612,483	172,708	1,785,191
Total Liabilities	1,730,675	181,176	1,911,851
Total Debt/Total Assets			49.8%

1/	Excludes investment in unconsolidated affiliates

Components of Discontinued Operations

Dollars in thousands, except per share amounts

	Nine Months Ended		Three Months Ended
	09/30/03	09/30/02	09/30/03	06/30/03	03/31/03	12/31/02	09/30/02
Rental revenue	$21,561	$39,628	$5,216	$7,924	$8,421	$11,210	$13,311
Operating expenses:
Rental property	5,508	11,444	1,347	1,996	2,165	3,028	4,060
Depreciation and amortization	2,216	8,765	372	680	1,164	2,446	2,955
Interest expense	1,000	1,490	143	428	429	429	630

Total operating expenses	8,724	21,699	1,862	3,104	3,758	5,903	7,645

Interest and other income	89	227	25	27	37	4	60

	89	227	25	27	37	4	60

Income before gain/(loss) on disposition of depreciable assets and minority interest	12,926	18,156	3,379	4,847	4,700	5,311	5,726
Minority interest	(1,450)	(2,154)	(372)	(542)	(536)	(618)	(668)

Income from discontinued operations, net of minority interest	11,476	16,002	3,007	4,305	4,164	4,693	5,058

Gain/(loss) on disposition of discontinued operations	13,999	(1,080)	12,676	1,515	(192)	14,202	(3,216)
Minority Interest	(1,544)	125	(1,396)	(170)	22	(1,640)	375

Gain on disposition of discontinued operations, net of minority interest	12,455	(955)	11,280	1,345	(170)	12,562	(2,841)

Total discontinued operations	$23,931	$15,047	$14,287	$5,650	$3,994	$17,255	$2,217

Capitalization

Dollars in thousands

	09/30/03	06/30/03	03/31/03	12/31/02	09/30/02
Long-Term Debt (see page 9 & 10)	$1,612,483	$1,579,265	$1,580,301	$1,528,720	$1,626,362
Preferred Stock:
Series A 8 5/8% Perpetual Preferred Stock	$104,945	$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	172,500	172,500	172,500	172,500	172,500
Series D 8% Perpetual Preferred Stock	100,000	100,000	100,000	100,000	100,000

Total preferred stock	$377,445	$377,445	$377,445	$377,445	$377,445

Shares and Units Outstanding:
Common stock outstanding	53,103	53,072	53,484	53,400	53,387
Minority interest partnership units	6,505	6,625	6,848	6,975	7,042

Total shares and units outstanding	59,608	59,697	60,332	60,375	60,429

Stock price at period end	$23.86	$22.30	$20.44	$22.10	$23.40
Market value of equity	$1,799,692	$1,708,688	$1,610,631	$1,711,733	$1,791,484

Total market capitalization with debt	$3,412,175	$3,287,953	$3,190,932	$3,240,453	$3,417,846

See pages 32 to 38 for information regarding Highwoods’ Joint Ventures

Long-Term Debt Summary

Dollars in thousands

	09/30/03	06/30/03	03/31/03	12/31/02	09/30/02
Balances Outstanding:
Secured:
Conventional fixed rate	$631,203	$653,092	$656,060	$515,411	$517,859
Variable rate debt	68,780	4,173	4,241	4,309	5,503

Secured total	$699,983	$657,265	$660,301	$519,720	$523,362

Unsecured:
Fixed rate bonds and notes	$806,500	$806,500	$806,500	$931,500	$931,500
Variable rate debt	20,000	20,000	20,000	20,000	20,000
Credit facility	86,000	95,500	93,500	57,500	151,500

Unsecured total	$912,500	$922,000	$920,000	$1,009,000	$1,103,000

Total	$1,612,483	$1,579,265	$1,580,301	$1,528,720	$1,626,362

Average Interest Rates:
Secured:
Conventional fixed rate	7.5%	7.6%	7.6%	8.0%	8.0%
Variable rate debt	3.2%	3.6%	3.7%	3.9%	3.4%

Secured total	7.1%	7.5%	7.5%	7.9%	7.7%

Unsecured:
Fixed rate bonds	7.4%	7.4%	7.4%	7.3%	7.3%
Variable rate debt	2.1%	2.5%	2.6%	2.8%	—
Credit facility	2.3%	2.1%	2.3%	2.8%	2.7%

Unsecured total	6.8%	6.7%	6.9%	6.5%	6.5%

Average	6.9%	7.1%	7.1%	7.0%	6.9%

Capitalized Interest:	$276	$349	$366	$(1,325)	$1,724

Maturity Schedule:

	Future Maturities of Debt			Total Debt 1/	Average Interest Rate
Year	Secured Debt 1/	Unsecured Debt
2003	$—	$246,500		$246,500	7.5%
2004	—	—		—	—
2005	70,121	20,000		90,121	7.0%
2006	71,282	196,000	2/	267,282	4.6%
2007	80,076	—		80,076	7.9%
2008	—	100,000		100,000	7.1%
2009	185,774	50,000		235,774	7.9%
2010	141,678	—		141,678	7.8%
2011	—	100,000		100,000	7.2%
2012	—	—		—	—
Thereafter	151,052	200,000		351,052	6.9%

Total maturities	$699,983	$912,500		$1,612,483	6.9%

Weighted average maturity = 5.9 years

1/	Excludes annual principal amortization
2/	Included in the $196.0 million of unsecured debt maturities is $86.0 million related to the credit facility which matures in 2006.

Long-Term Debt Detail

Dollars in thousands

Secured Loans In Excess of $10 Million

Lender	Blended Rate	Maturity Date	Loan Balance 09/30/03	Undepreciated Book Value of Assets Secured
Monumental Life Insurance Company	7.8%	Nov-09	$177,557	$248,118
Northwestern Mutual Life	6.0%	Feb-13	144,164	185,101
Northwestern Mutual Life	7.8%	Nov-10	141,108	267,022
Northwestern Mutual Life	8.2%	Jan-07	67,298	133,331
GECC	3.1%	Jan-06	64,676	83,110
Principal Life Insurance Company	8.6%	Apr-05	42,672	102,809
Principal Life Insurance Company	8.2%	Jul-05	27,449	68,310

	7.1%		$664,924	$1,087,801

All Other Secured Loans (16)	7.4%		$35,059	$82,205

Total Secured Loans	7.1%		$699,983	$1,170,006

Unsecured Bonds
Bonds	6.8%	Dec-03	$100,000
Bonds	8.0%	Dec-03	146,500
Bonds	7.0%	Dec-06	110,000
Bonds	7.1%	Feb-08	100,000
Bonds	8.1%	Jan-09	50,000
Xpos 1/	7.2%	Jun-11	100,000
Bonds	7.5%	Apr-18	200,000

	7.4%		$806,500

1/	Remarket date is 6/15/2004

Portfolio Summary

(Rentable Square Feet)

	09/30/03	06/30/03	03/31/03	12/31/02		09/30/02
Office Industrial & Retail
In-Service:
Office	25,710,000	25,052,000	25,387,000	25,342,000		25,861,000
Industrial	9,934,000	10,243,000	10,243,000	10,242,000		10,468,000
Retail 1/	1,527,000	1,527,000	1,527,000	1,528,000		1,650,000

Total	37,171,000	36,822,000	37,157,000	37,112,000		37,979,000

Development Completed – Not Stabilized:
Office	140,000	140,000	100,000	231,000		568,000
Industrial	60,000	60,000	60,000	60,000		136,000
Retail	—	—	—	—		20,000

Total	200,000	200,000	160,000	291,000		724,000

Development – In Process:
Office	—	—	40,000	40,000		100,000
Industrial	350,000	—	—	—		60,000
Retail	—	—	—	—		—

Total	350,000	—	40,000	40,000		160,000

Total:
Office	25,850,000	25,192,000	25,527,000	25,613,000		26,529,000
Industrial	10,344,000	10,303,000	10,303,000	10,302,000		10,664,000
Retail 1/	1,527,000	1,527,000	1,527,000	1,528,000		1,670,000

Total	37,721,000	37,022,000	37,357,000	37,443,000		38,863,000

Same Store
Office	22,488,000	23,149,000	23,484,000	22,450,000		23,408,000
Industrial	9,798,000	10,044,000	10,044,000	9,679,000		10,041,000
Retail	1,507,000	1,507,000	1,507,000	1,509,000		1,650,000

Total	33,793,000	34,700,000	35,035,000	33,638,000		35,099,000

Percent Leased/Pre-Leased:
In-Service:
Office	79.4%	80.5%	80.9%	82.3%	2/	86.3%
Industrial	88.0%	88.7%	86.8%	86.2%		86.2%
Retail	96.3%	96.8%	96.5%	97.0%		95.4%

Total	82.4%	83.4%	83.2%	84.0%	2/	86.7%

Development Completed – Not Stabilized:
Office	30.0%	30.0%	42.0%	61.3%		17.3%
Industrial	50.0%	50.0%	50.0%	50.0%		29.0%
Retail	—	—	—	—		90.0%

Total	36.0%	36.0%	45.0%	59.0%		21.5%

Development – In Process:
Office	100.0%	—	0.0%	0.0%		42.0%
Industrial	—	—	—	—		20.0%
Retail	—	—	—	—		—

Total	100.0%	—	0.0%	0.0%		33.8%

Same Store
Office	80.4%	81.9%	82.1%	84.3%	3/	87.0%
Industrial	88.1%	88.9%	87.0%	87.1%		86.3%
Retail	96.3%	96.7%	96.6%	97.1%		95.4%

Total	83.3%	84.6%	84.1%	85.7%	3/	87.2%

1/	Excludes basement space in the Country Club Plaza property of 474,000 square feet.
2/	The occupancy percentages have been reduced as a result of the rejection of the 816,000 square foot Intermedia(Worldcom) lease on 12/31/02. The impact on Office occupancy and Total occupancy was 3.2% and 2.2%, respectively.
3/	The occupancy percentages have been reduced as a result of the rejection of the 816,000 square foot Intermedia(Worldcom) lease on 12/31/02. Only 631,000 square feet of this lease was related to Same Store Properties. The impact on Office occupancy and Total occupancy was 2.8% and 1.8%, respectively.

Portfolio Summary

(Continued)

As of September 30, 2003

Summary by Location:

Market	Rentable Square Feet		Occupancy	Percentage of Annualized Revenue 1/
				Office	Industrial	Retail	Total
Research Triangle	4,706,000		79.7%	15.2%	0.2%	—	15.4%
Atlanta	6,860,000		80.7%	11.2%	3.1%	—	14.3%
Kansas City	2,512,000	2/	92.1%	4.2%	—	8.3%	12.5%
Tampa	4,408,000		64.2%	12.4%	—	—	12.4%
Piedmont Triad	8,208,000		90.6%	6.1%	5.1%	—	11.2%
Nashville	2,865,000		88.7%	11.2%	—	—	11.2%
Richmond	2,526,000		92.8%	7.7%	0.5%	—	8.2%
Charlotte	1,727,000		79.5%	4.4%	0.2%	—	4.6%
Memphis	1,216,000		79.8%	4.3%	—	—	4.3%
Greenville	1,318,000		81.5%	3.7%	0.2%	—	3.9%
Columbia	426,000		57.2%	1.0%	—	—	1.0%
Orlando	299,000		46.9%	0.6%	—	—	0.6%
Other	100,000		64.1%	0.4%	—	—	0.4%

Total	37,171,000		82.4%	82.4%	9.3%	8.3%	100.0%

Summary by Location, Including Unconsolidated Joint Venture Properties:

Market	Rentable Square Feet	Occupancy	Percentage of Annualized Revenue 1/3/
			Office	Industrial	Retail	Multi-Family	Total
Research Triangle	5,161,000	81.4%	14.3%	0.2%	—	—	14.5%
Atlanta	7,510,000	81.2%	11.4%	2.8%	—	—	14.2%
Kansas City	2,939,000	91.4%	4.2%	—	7.6%	—	11.8%
Tampa	4,613,000	65.5%	11.6%	—	—	—	11.6%
Piedmont Triad	8,572,000	91.0%	6.0%	4.7%	—	—	10.7%
Nashville	2,865,000	88.7%	10.3%	—	—	—	10.3%
Richmond	2,647,000	93.1%	7.3%	0.4%	—	—	7.7%
Charlotte	1,875,000	81.1%	4.2%	0.2%	—	—	4.4%
Memphis	1,216,000	79.8%	4.0%	—	—	—	4.0%
Des Moines	2,245,000	92.5%	2.9%	0.4%	0.1%	0.4%	3.8%
Greenville	1,318,000	81.5%	3.4%	0.2%	—	—	3.6%
Orlando	2,063,000	79.3%	2.1%	—	—	—	2.1%
Columbia	426,000	57.2%	0.9%	—	—	—	0.9%
Other	210,000	82.9%	0.4%	—	—	—	0.4%

Total	43,660,000	83.6%	83.0%	8.9%	7.7%	0.4%	100.0%

1/	Annualized Revenue is September 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12 and excludes the revenue associated with the rejected 816,000 square foot Intermedia(Worldcom) lease on 12/31/02.
2/	Excludes basement space in the Country Club Plaza property of 474,000 square feet
3/	Includes Highwoods’ share of Joint Venture Annualized Rental Revenue, see page 36

Portfolio Summary

(Continued)

As of September 30, 2003

	Office Properties			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Revenue 1/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Revenue 1/
Research Triangle	4,605,000	79.6%	18.5%	101,000	85.5%	2.0%
Tampa	4,408,000	64.2%	15.1%	—	—	—
Atlanta	3,569,000	82.4%	13.6%	3,291,000	78.9%	33.1%
Nashville	2,865,000	88.7%	13.6%	—	—	—
Richmond	2,144,000	91.5%	9.3%	382,000	100.0%	4.9%
Piedmont Triad	2,318,000	84.0%	7.4%	5,890,000	93.2%	55.2%
Charlotte	1,564,000	80.6%	5.4%	163,000	68.9%	2.7%
Memphis	1,216,000	79.8%	5.3%	—	—	—
Kansas City	981,000	85.4%	5.1%	4,000	100.0%	0.1%
Greenville	1,215,000	82.5%	4.4%	103,000	70.0%	2.0%
Columbia	426,000	57.2%	1.2%	—	—	—
Orlando	299,000	46.9%	0.7%	—	—	—
Other	100,000	64.1%	0.4%	—	—	—

	25,710,000	79.4%	100.0%	9,934,000	88.0%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Revenue 1/
Kansas City 2/	1,527,000	96.3%	100.0%

	1,527,000	96.3%	100.0%

1/	Annualized Revenue is September 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Excludes basement space in the Country Club Plaza property of 474,000 square feet.

Occupancy Trends – Office, Industrial and Retail Properties

Market	Measurement	09/30/03	06/30/03	03/31/03	12/31/02		09/30/02
Atlanta	Rentable Square Feet	6,860,000	6,729,000	6,729,000	6,728,000		6,592,000
	Occupancy	80.7%	82.5%	82.0%	83.0%		83.7%

Charlotte	Rentable Square Feet	1,727,000	1,729,000	1,729,000	1,729,000		2,075,000
	Occupancy	79.5%	79.8%	79.1%	84.0%		87.2%

Columbia	Rentable Square Feet	426,000	426,000	426,000	426,000		426,000
	Occupancy	57.2%	60.2%	60.2%	67.4%		62.9%

Greenville	Rentable Square Feet	1,318,000	1,511,000	1,511,000	1,511,000		1,527,000
	Occupancy	81.5%	84.0%	85.8%	86.8%		85.7%

Kansas City 1/	Rentable Square Feet	2,512,000	2,511,000	2,511,000	2,512,000		2,690,000
	Occupancy	92.1%	93.1%	93.3%	94.5%		91.7%

Memphis	Rentable Square Feet	1,216,000	1,216,000	1,216,000	1,215,000		1,135,000
	Occupancy	79.8%	80.5%	81.5%	80.8%		85.7%

Nashville	Rentable Square Feet	2,865,000	2,865,000	2,864,000	2,733,000		3,045,000
	Occupancy	88.7%	87.0%	86.0%	87.7%		88.5%

Orlando	Rentable Square Feet	299,000	340,000	340,000	340,000		664,000
	Occupancy	46.9%	48.8%	48.8%	47.6%		69.7%

Piedmont Triad	Rentable Square Feet	8,208,000	8,368,000	8,371,000	8,371,000		8,273,000
	Occupancy	90.6%	90.0%	89.4%	88.9%		88.8%

Research Triangle	Rentable Square Feet	4,706,000	4,032,000	4,188,000	4,340,000		4,120,000
	Occupancy	79.7%	81.2%	80.3%	81.9%		82.8%

Richmond	Rentable Square Feet	2,526,000	2,825,000	2,829,000	2,764,000		2,989,000
	Occupancy	92.8%	93.9%	94.6%	95.0%		95.1%

Tampa	Rentable Square Feet	4,408,000	4,170,000	4,262,000	4,262,000		4,262,000
	Occupancy	64.2%	66.4%	66.5%	67.1	% 2/	86.4%

Total 3/	Rentable Square Feet	37,071,000	36,722,000	36,976,000	36,931,000		37,798,000
	Occupancy	82.4%	83.4%	83.2%	84.0	% 2/	86.7%

1/	Excludes basement space in the Country Club Plaza property of 474,000 square feet.
2/	The occupancy percentages have been reduced as a result of the rejection of the 816,000 square foot Intermedia(Worldcom) lease on 12/31/02. The impact on Tampa’s occupancy and Total occupancy was 19.1% and 2.2%, respectively.
3/	Excludes 100,000 square feet of buildings held for sale

Leasing Statistics

Office Portfolio

	Three Months Ended
	09/30/03	06/30/03	03/31/03	12/31/02	09/30/02	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	225	216	166	194	184	197
Rentable square footage leased	1,074,270	1,097,633	1,081,692	1,035,837	882,115	1,034,309
Square footage of Renewal Deals	629,353	891,772	822,005	748,258	666,398	751,557
Renewed square footage (% of total)	58.6%	81.2%	76.0%	72.2%	75.5%	72.7%
New Leases square footage (% of total)	41.4%	18.8%	24.0%	27.8%	24.5%	27.3%
Average per rentable square foot over the lease term:
Base rent	$17.34	$16.93	$16.08	$17.38	$17.26	$17.00
Tenant improvements	(1.54)	(1.33)	(0.85)	(1.58)	(1.06)	(1.27)
Leasing commissions 1/	(0.55)	(0.59)	(0.54)	(0.65)	(0.60)	(0.59)
Rent concessions	(0.24)	(0.16)	(0.14)	(0.43)	(0.22)	(0.24)

Effective rent	15.01	14.85	14.55	14.72	15.38	14.90
Expense stop	(5.45)	(4.69)	(4.76)	(5.08)	(5.54)	(5.10)

Equivalent effective net rent	$9.56	$10.16	$9.79	$9.64	$9.84	$9.80

Average term in years	5.5	3.8	3.5	4.2	3.6	4.1

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$9,120,612	$7,125,673	$4,474,184	$8,004,279	$4,396,259	$6,624,202
Rentable square feet	1,074,270	1,097,633	1,081,692	1,035,837	882,115	1,034,309

Per rentable square foot	$8.49	$6.49	$4.14	$7.73	$4.98	$6.40

Leasing Commissions:
Total dollars committed under signed leases	$2,175,162	$1,803,423	$1,658,231	$2,255,691	$1,352,691	$1,849,040
Rentable square feet	1,074,270	1,097,633	1,081,692	1,035,837	882,115	1,034,309

Per rentable square foot	$2.02	$1.64	$1.53	$2.18	$1.53	$1.79

Total:
Total dollars committed under signed leases	$11,295,774	$8,929,097	$6,132,415	$10,259,970	$5,748,950	$8,473,241
Rentable square feet	1,074,270	1,097,633	1,081,692	1,035,837	882,115	1,034,309

Per rentable square foot	$10.51	$8.13	$5.67	$9.91	$6.52	$8.19

1/	Excludes a full allocation of internal marketing cost

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	09/30/03	06/30/03	03/31/03	12/31/02	09/30/02	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	22	41	35	45	45	38
Rentable square footage leased	638,376	540,891	857,482	530,945	593,188	632,176
Square footage of Renewal Deals	555,933	403,716	639,683	301,435	432,040	466,561
Renewed square footage (% of total)	87.1%	74.6%	74.6%	56.8%	72.8%	73.8%
New Leases square footage (% of total)	12.9%	25.4%	25.4%	43.2%	27.2%	26.2%
Average per rentable square foot over the lease term:
Base rent	$3.52	$4.46	$3.70	$4.45	$4.37	$4.10
Tenant improvements	(0.20)	(0.28)	(0.32)	(0.51)	(0.23)	(0.31)
Leasing commissions 1/	(0.08)	(0.12)	(0.11)	(0.12)	(0.14)	(0.11)
Rent concessions	(0.06)	(0.07)	(0.01)	(0.09)	(0.02)	(0.05)

Effective rent	3.18	3.99	3.26	3.73	3.98	3.63
Expense stop	(0.09)	(0.49)	(0.25)	(0.32)	(0.39)	(0.31)

Equivalent effective net rent	$3.09	$3.50	$3.01	$3.41	$3.59	$3.32

Average term in years	4.5	3.5	2.6	3.8	1.6	3.2

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$675,982	$701,259	$791,737	$1,172,142	$522,115	$772,647
Rentable square feet	638,376	540,891	857,482	530,945	593,188	632,176

Per rentable square foot	$1.06	$1.30	$0.92	$2.21	$0.88	$1.22

Leasing Commissions:
Total dollars committed under signed leases	$242,605	$298,582	$178,385	$199,076	$141,694	$212,069
Rentable square feet	638,376	540,891	857,482	530,945	593,188	632,176

Per rentable square foot	$0.38	$0.55	$0.21	$0.37	$0.24	$0.34

Total:
Total dollars committed under signed leases	$918,587	$999,841	$970,122	$1,371,218	$663,809	$984,715
Rentable square feet	638,376	540,891	857,482	530,945	593,188	632,176

Per rentable square foot	$1.44	$1.85	$1.13	$2.58	$1.12	$1.56

1/	Excludes a full allocation of internal marketing cost

Leasing Statistics

Retail Portfolio

	Three Months Ended
	09/30/03	06/30/03	03/31/03	12/31/02	09/30/02	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	6	9	10	18	13	11
Rentable square footage leased	12,920	25,772	22,774	36,085	28,267	25,164
Square footage of Renewal Deals	—	8,631	7,814	19,295	8,527	8,853
Renewed square footage (% of total)	—	33.5%	34.3%	53.5%	30.2%	35.2%
New Leases square footage (% of total)	100.0%	66.5%	65.7%	46.5%	69.8%	64.8%
Average per rentable square foot over the lease term:
Base rent	$17.25	$26.51	$23.03	$19.19	$20.14	$21.22
Tenant improvements	(2.51)	(0.86)	(1.54)	(1.22)	(0.60)	(1.35)
Leasing commissions 1/	(1.28)	(0.70)	(1.09)	(0.82)	(0.88)	(0.95)
Rent concessions	0.00	0.00	0.00	(0.01)	0.00	0.00

Effective rent	13.46	24.95	20.40	17.14	18.66	18.92
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$13.46	$24.95	$20.40	$17.14	$18.66	$18.92

Average term in years	4.8	9.9	6.9	6.0	5.6	6.6

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$158,000	$195,055	$513,000	$351,023	$121,500	$267,716
Rentable square feet	12,920	25,772	22,774	36,085	28,267	25,164

Per rentable square foot	$12.23	$7.57	$22.53	$9.73	$4.30	$10.64

Leasing Commissions:
Total dollars committed under signed leases	$36,392	$100,464	$109,066	$127,964	$91,405	$93,058
Rentable square feet	12,920	25,772	22,774	36,085	28,267	25,164

Per rentable square foot	$2.82	$3.90	$4.79	$3.55	$3.23	$3.70

Total:
Total dollars committed under signed leases	$194,392	$295,519	$622,066	$478,987	$212,905	$360,774
Rentable square feet	12,920	25,772	22,774	36,085	28,267	25,164

Per rentable square foot	$15.05	$11.47	$27.31	$13.27	$7.53	$14.34

1/	Excludes a full allocation of internal marketing cost

Leasing Statistics by Market

For the Three Months Ended September 30, 2003

Office Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 1/
Atlanta	216,783	8.6	$17.64	$7.92	$0.27
Research Triangle	185,860	3.6	17.88	5.87	1.18
Tampa	163,190	6.1	16.55	15.12	4.31
Nashville	123,774	6.6	16.78	10.35	2.86
Charlotte	114,349	4.3	14.58	7.92	1.75
Richmond	108,896	3.8	17.35	3.98	1.33
Piedmont Triad	59,965	3.4	16.87	4.46	0.18
Memphis	52,235	3.9	20.03	12.26	2.11
Kansas City	26,612	4.0	17.01	5.61	3.09
Columbia	14,516	4.2	16.37	7.71	2.22
Orlando	5,000	4.4	13.83	8.46	1.38
Greenville	3,090	2.9	17.12	4.10	1.52

	1,074,270	5.5	$17.10	$9.97	$1.79

Industrial Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 1/
Piedmont Triad	558,668	4.7	$3.31	$1.19	0.37
Atlanta	78,568	3.1	4.36	0.18	$0.31
Charlotte	1,140	1.0	11.25	0.00	0.00

	638,376	4.5	$3.46	$1.06	$0.36

Retail Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 1/
Kansas City	12,920	4.8	$17.25	$12.23	$2.82

	12,920	4.8	$17.25	$12.23	$2.82

1/	Total lease commisions per SF (square foot) excludes internal charges from Leasing Departments, which are not allocated to individual leases.

Rental Rate Comparisons by Market

For the Three Months Ended September 30, 2003

Office Portfolio

	Rentable			Percentage Change
Market	Square Feet Leased	GAAP Rent	Previous GAAP Rent	GAAP Rent	Cash Rent
Atlanta	216,783	$17.64	$18.56	-5.0%	-10.8%
Research Triangle	185,860	17.88	18.83	-5.0%	-16.1%
Tampa	163,190	16.55	12.74	29.9%	-6.5%
Nashville	123,774	16.78	19.47	-13.8%	-17.6%
Charlotte	114,349	14.58	14.58	0.0%	-13.4%
Richmond	108,896	17.35	17.58	-1.3%	-6.8%
Piedmont Triad	59,965	16.87	16.36	3.1%	-7.5%
Memphis	52,235	20.03	19.31	3.7%	1.3%
Kansas City	26,612	17.01	18.02	-5.6%	-9.6%
Columbia	14,516	16.37	17.03	-3.9%	-26.7%
Orlando	5,000	13.83	13.35	3.6%	-5.8%
Greenville	3,090	17.12	16.55	3.4%	1.0%

	1,074,270	$17.10	$17.22	-0.7%	-11.3%

Industrial Portfolio

	Rentable			Percentage Change
Market	Square Feet Leased	GAAP Rent	Previous GAAP Rent	GAAP Rent	Cash Rent
Piedmont Triad	558,668	$3.31	$3.70	-10.6%	-14.2%
Atlanta	78,568	4.36	4.85	-10.1%	-16.3%
Charlotte	1,140	11.25	11.25	0.0%	0.0%

	638,376	$3.46	$3.86	-10.3%	-14.4%

Retail Portfolio

	Rentable			Percentage Change
Market	Square Feet Leased	GAAP Rent	Previous Year GAAP Rent	GAAP Rent	Cash Rent
Kansas City	12,920	$17.25	$14.60	18.2%	11.6%

	12,920	$17.25	$14.60	18.2%	11.6%

Lease Expirations

September 30, 2003

Dollars in thousands

Year	Number of Leases	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Office:
Remainder of 2003 2/	243	1,239,154	6.1%	$19,969	$16.12	5.6%
2004	558	2,968,185	14.5%	52,894	17.82	14.8%
2005	577	3,516,754	17.2%	64,119	18.23	18.0%
2006	477	3,180,926	15.6%	58,094	18.26	16.3%
2007	247	1,772,002	8.7%	30,078	16.97	8.4%
2008	259	2,933,595	14.4%	44,365	15.12	12.4%
2009	66	1,336,949	6.5%	23,298	17.43	6.5%
2010	65	1,164,362	5.7%	23,541	20.22	6.6%
2011	45	962,737	4.7%	19,624	20.38	5.5%
2012	34	522,042	2.6%	10,711	20.52	3.0%
2013 and thereafter	129	823,730	4.0%	10,319	12.53	2.9%

	2,700	20,420,436	100.0%	$357,012	$17.48	100.0%

Industrial:
Remainder of 2003 3/	41	544,587	6.2%	$2,818	$5.17	7.0%
2004	112	2,754,339	31.4%	11,120	4.04	27.6%
2005	71	1,258,609	14.4%	6,119	4.86	15.2%
2006	62	977,099	11.2%	4,815	4.93	12.0%
2007	44	1,660,231	18.9%	7,720	4.65	19.2%
2008	22	471,011	5.4%	2,659	5.65	6.6%
2009	8	311,813	3.6%	2,026	6.50	5.0%
2010	5	96,156	1.1%	512	5.32	1.3%
2011	2	35,475	0.4%	181	5.10	0.4%
2012	2	44,447	0.5%	261	5.87	0.6%
2013 and thereafter	19	603,113	6.9%	2,058	3.41	5.1%

	388	8,756,880	100.0%	$40,289	$4.60	100.0%

1/	Annualized Revenue is September 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Includes 185,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue
3/	Includes 282,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue

Lease Expirations

September 30, 2003

(Continued)

Dollars in thousands

Year	Number of Leases	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Retail:
Remainder of 2003 2/	17	66,116	4.5%	$810	$12.25	2.3%
2004	35	153,397	10.4%	2,482	16.18	6.9%
2005	46	151,645	10.3%	3,247	21.41	9.1%
2006	31	91,139	6.2%	2,313	25.38	6.5%
2007	36	116,920	8.0%	2,691	23.02	7.5%
2008	41	141,235	9.6%	4,839	34.26	13.5%
2009	25	160,258	10.9%	3,713	23.17	10.4%
2010	17	85,386	5.8%	2,344	27.45	6.6%
2011	15	57,783	3.9%	1,931	33.42	5.4%
2012	13	77,862	5.3%	1,943	24.95	5.4%
2013 and thereafter	29	366,839	25.1%	9,431	25.71	26.4%

	305	1,468,580	100.0%	$35,744	$24.34	100.0%

Total:
Remainder of 2003 3/	301	1,849,857	6.0%	$23,597	$12.76	5.4%
2004	705	5,875,921	19.1%	66,496	11.32	15.4%
2005	694	4,927,008	16.1%	73,485	14.91	17.0%
2006	570	4,249,164	13.9%	65,222	15.35	15.1%
2007	327	3,549,153	11.6%	40,489	11.41	9.3%
2008	322	3,545,841	11.6%	51,863	14.63	12.0%
2009	99	1,809,020	5.9%	29,037	16.05	6.7%
2010	87	1,345,904	4.4%	26,397	19.61	6.1%
2011	62	1,055,995	3.4%	21,736	20.58	5.0%
2012	49	644,351	2.1%	12,915	20.04	3.0%
2013 and thereafter	177	1,793,682	5.9%	21,808	12.16	5.0%

	3,393	30,645,896	100.0%	$433,045	$14.13	100.0%

1/	Annualized Revenue is September 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Includes 42,000 square feet of leases that are on a month to month basis or 0.0% of total annualized revenue
3/	Includes 509,000 square feet of leases that are on a month to month basis or 1.0% of total annualized revenue

Office Lease Expirations by Market by Quarter

Dollars in thousands

			Three Months Ended
			12/31/2003 1/	03/31/04	06/30/04	09/30/04	Total
Atlanta	RSF		310,179	68,052	45,091	204,619	627,941
	% of Total Office RSF		1.5%	0.3%	0.2%	1.0%	3.1%
	Annualized Revenue	2/	$5,909	$1,012	$799	$3,269	$10,989
	% of Total Office Annl Rev		1.7%	0.3%	0.2%	0.9%	3.1%

Charlotte	RSF		193,835	48,272	61,232	59,803	363,142
	% of Total Office RSF		0.9%	0.2%	0.3%	0.3%	1.8%
	Annualized Revenue	2/	$2,527	$828	$908	$917	$5,180
	% of Total Office Annl Rev		0.7%	0.2%	0.3%	0.3%	1.5%

Columbia	RSF		57,060	8,615	3,611	21,973	91,259
	% of Total Office RSF		0.3%	0.0%	0.0%	0.1%	0.4%
	Annualized Revenue	2/	$1,227	$152	$69	$400	$1,848
	% of Total Office Annl Rev		0.3%	0.0%	0.0%	0.1%	0.5%

Greenville	RSF		494	3,094	12,334	6,071	21,993
	% of Total Office RSF		0.0%	0.0%	0.1%	0.0%	0.1%
	Annualized Revenue	2/	$8	$52	$226	$103	$389
	% of Total Office Annl Rev		0.0%	0.0%	0.1%	0.0%	0.1%

Kansas City	RSF		55,801	47,640	21,048	37,792	162,281
	% of Total Office RSF		0.3%	0.2%	0.1%	0.2%	0.8%
	Annualized Revenue	2/	$1,004	$1,006	$367	$642	$3,019
	% of Total Office Annl Rev		0.3%	0.3%	0.1%	0.2%	0.8%

Memphis	RSF		28,765	73,962	22,452	57,449	182,628
	% of Total Office RSF		0.1%	0.4%	0.1%	0.3%	0.9%
	Annualized Revenue	2/	$585	$1,273	$440	$1,013	$3,311
	% of Total Office Annl Rev		0.2%	0.4%	0.1%	0.3%	0.9%

Nashville	RSF		47,108	176,200	59,865	48,853	332,026
	% of Total Office RSF		0.2%	0.9%	0.3%	0.2%	1.6%
	Annualized Revenue	2/	$753	$3,516	$1,300	$968	$6,537
	% of Total Office Annl Rev		0.2%	1.0%	0.4%	0.3%	1.8%

Orlando	RSF		12,820	8,335	12,502	0	33,657
	% of Total Office RSF		0.1%	0.0%	0.1%	0.0%	0.2%
	Annualized Revenue	2/	$259	$78	$230	$—	$567
	% of Total Office Annl Rev		0.1%	0.0%	0.1%	0.0%	0.2%

Piedmont Triad	RSF		41,365	21,271	126,922	122,730	312,288
	% of Total Office RSF		0.2%	0.1%	0.6%	0.6%	1.5%
	Annualized Revenue	2/	$571	$417	$1,194	$1,396	$3,578
	% of Total Office Annl Rev		0.2%	0.1%	0.3%	0.4%	1.0%

Research Triangle	RSF		218,048	153,740	138,895	170,650	681,333
	% of Total Office RSF		1.0%	0.8%	0.7%	0.8%	3.3%
	Annualized Revenue	2/	$3,510	$2,891	$2,747	$3,240	$12,388
	% of Total Office Annl Rev		1.0%	0.8%	0.8%	0.9%	3.5%

Richmond	RSF		86,407	36,772	138,821	32,455	294,455
	% of Total Office RSF		0.4%	0.2%	0.7%	0.2%	1.4%
	Annualized Revenue	2/	$1,517	$740	$2,541	$555	$5,353
	% of Total Office Annl Rev		0.4%	0.2%	0.7%	0.2%	1.5%

Tampa	RSF		184,888	56,698	162,133	133,090	536,809
	% of Total Office RSF		0.9%	0.3%	0.8%	0.7%	2.6%
	Annualized Revenue	2/	$2,061	$1,133	$2,769	$3,101	$9,064
	% of Total Office Annl Rev		0.6%	0.3%	0.8%	0.9%	2.5%

Other	RSF		2,384	0	0	0	2,384
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$38	$—	$—	$—	$38
	% of Total Office Annl Rev		0.0%	0.0%	0.0%	0.0%	0.0%

Total	RSF		1,239,154	702,651	804,906	895,485	3,642,196
	% of Total Office RSF		6.0%	3.4%	3.9%	4.4%	17.8%
	Annualized Revenue	2/	$19,969	$13,098	$13,590	$15,604	$62,261
	% of Total Office Annl Rev		5.6%	3.7%	3.8%	4.4%	17.4%

1/	Includes 185,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue
2/	Annualized Revenue is September 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

			Three Months Ended
			12/31/2003 1/	03/31/04	06/30/04	09/30/04	Total
Atlanta	RSF		174,875	71,317	161,813	251,087	659,092
	% of Total Industrial RSF		2.0%	0.8%	1.8%	2.9%	7.5%
	Annualized Revenue	2/	$1,018	$366	$940	$1,113	$3,437
	% of Total Industrial Annl Rev		2.6%	0.9%	2.3%	2.8%	8.6%

Charlotte	RSF		10,567	7,605	12,958	4,881	36,011
	% of Total Industrial RSF		0.1%	0.1%	0.1%	0.1%	0.4%
	Annualized Revenue	2/	$124	$82	$140	$58	$404
	% of Total Industrial Annl Rev		0.3%	0.2%	0.3%	0.1%	1.0%

Greenville	RSF		24,096	0	0	26,859	50,955
	% of Total Industrial RSF		0.3%	0.0%	0.0%	0.3%	0.6%
	Annualized Revenue	2/	$278	$—	$—	$291	$569
	% of Total Industrial Annl Rev		0.7%	0.0%	0.0%	0.7%	1.4%

Kansas City	RSF		0	3,774	0	0	3,774
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$—	$20	$—	$—	$20
	% of Total Industrial Annl Rev		0.0%	0.0%	0.0%	0.0%	0.0%

Piedmont Triad	RSF		267,122	328,022	716,743	657,701	1,969,588
	% of Total Industrial RSF		3.1%	3.7%	8.2%	7.5%	22.5%
	Annualized Revenue	2/	$993	$1,121	$2,399	$2,365	$6,878
	% of Total Industrial Annl Rev		2.5%	2.8%	6.0%	5.9%	17.1%

Research Triangle	RSF		12,859	0	4,922	6,128	23,909
	% of Total Industrial RSF		0.1%	0.0%	0.1%	0.1%	0.3%
	Annualized Revenue	2/	$134	$—	$44	$51	$229
	% of Total Industrial Annl Rev		0.3%	0.0%	0.1%	0.1%	0.6%

Richmond	RSF		55,068	0	15,000	25,082	95,150
	% of Total Industrial RSF		0.6%	0.0%	0.2%	0.3%	1.1%
	Annualized Revenue	2/	$273	$—	$89	$144	$506
	% of Total Industrial Annl Rev		0.7%	0.0%	0.2%	0.4%	1.3%

Total	RSF		544,587	410,718	911,436	971,738	2,838,479
	% of Total Industrial RSF		6.2%	4.7%	10.4%	11.1%	32.4%
	Annualized Revenue	2/	$2,820	$1,589	$3,612	$4,022	$12,043
	% of Total Industrial Annl Rev		7.0%	3.9%	9.0%	10.0%	29.9%

1/	Includes 282,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue
2/	Annualized Revenue is September 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Office Lease Expirations by Market by Year

Dollars in thousands

			Remainder of 2003 1/	2004	2005	2006	Thereafter
Atlanta	RSF		310,179	361,472	412,286	253,693	1,598,647
	% of Total Office RSF		1.5%	1.8%	2.0%	1.2%	7.8%
	Annualized Revenue	2/	$5,909	$5,728	$7,179	$3,780	$26,075
	% of Total Office Annl Rev		1.7%	1.6%	2.0%	1.1%	7.3%

Charlotte	RSF		193,835	197,993	306,222	168,082	393,434
	% of Total Office RSF		0.9%	1.0%	1.5%	0.8%	1.9%
	Annualized Revenue	2/	$2,527	$3,179	$5,367	$2,514	$5,620
	% of Total Office Annl Rev		0.7%	0.9%	1.5%	0.7%	1.6%

Columbia	RSF		57,060	34,199	45,532	37,273	69,524
	% of Total Office RSF		0.3%	0.2%	0.2%	0.2%	0.3%
	Annualized Revenue	2/	$1,227	$620	$851	$661	$1,074
	% of Total Office Annl Rev		0.3%	0.2%	0.2%	0.2%	0.3%

Greenville	RSF		494	22,564	333,705	238,253	407,649
	% of Total Office RSF		0.0%	0.1%	1.6%	1.2%	2.0%
	Annualized Revenue	2/	$8	$462	$4,150	$4,545	$6,685
	% of Total Office Annl Rev		0.0%	0.1%	1.2%	1.3%	1.9%

Kansas City	RSF		55,801	126,000	167,938	151,655	336,452
	% of Total Office RSF		0.3%	0.6%	0.8%	0.7%	1.6%
	Annualized Revenue	2/	$1,004	$2,376	$3,751	$3,254	$7,666
	% of Total Office Annl Rev		0.3%	0.7%	1.1%	0.9%	2.1%

Memphis	RSF		28,765	190,005	204,675	118,453	428,683
	% of Total Office RSF		0.1%	0.9%	1.0%	0.6%	2.1%
	Annualized Revenue	2/	$585	$3,447	$4,194	$2,165	$8,368
	% of Total Office Annl Rev		0.2%	1.0%	1.2%	0.6%	2.3%

Nashville	RSF		47,108	347,269	510,980	485,016	1,146,189
	% of Total Office RSF		0.2%	1.7%	2.5%	2.4%	5.6%
	Annualized Revenue	2/	$753	$7,017	$10,225	$9,450	$20,973
	% of Total Office Annl Rev		0.2%	2.0%	2.9%	2.6%	5.9%

Orlando	RSF		12,820	31,284	0	1,024	95,137
	% of Total Office RSF		0.1%	0.2%	0.0%	0.0%	0.5%
	Annualized Revenue	2/	$259	$488	$—	$15	$1,735
	% of Total Office Annl Rev		0.1%	0.1%	0.0%	0.0%	0.5%

Piedmont Triad	RSF		41,365	280,223	293,910	160,110	1,158,251
	% of Total Office RSF		0.2%	1.4%	1.4%	0.8%	5.7%
	Annualized Revenue	2/	$571	$3,090	$4,818	$2,758	$15,170
	% of Total Office Annl Rev		0.2%	0.9%	1.3%	0.8%	4.2%

Research Triangle	RSF		218,048	605,080	532,089	879,729	1,467,923
	% of Total Office RSF		1.1%	3.0%	2.6%	4.3%	7.2%
	Annualized Revenue	2/	$3,509	$11,638	$10,286	$15,511	$25,120
	% of Total Office Annl Rev		1.0%	3.3%	2.9%	4.3%	7.0%

Richmond	RSF		86,407	243,555	428,469	243,333	961,056
	% of Total Office RSF		0.4%	1.2%	2.1%	1.2%	4.7%
	Annualized Revenue	2/	$1,517	$4,478	$7,293	$4,593	$15,374
	% of Total Office Annl Rev		0.4%	1.3%	2.0%	1.3%	4.3%

Tampa	RSF		184,888	528,541	260,467	430,924	1,424,748
	% of Total Office RSF		0.9%	2.6%	1.3%	2.1%	7.0%
	Annualized Revenue	2/	$2,061	$10,371	$5,582	$8,528	$27,321
	% of Total Office Annl Rev		0.6%	2.9%	1.6%	2.4%	7.7%

Other	RSF		2,384	0	20,481	13,381	27,724
	% of Total Office RSF		0.0%	0.0%	0.1%	0.1%	0.1%
	Annualized Revenue	2/	$38	$—	$423	$320	$758
	% of Total Office Annl Rev		0.0%	0.0%	0.1%	0.1%	0.2%

Total	RSF		1,239,154	2,968,185	3,516,754	3,180,926	9,515,417
	% of Total Office RSF		6.1%	14.5%	17.2%	15.6%	46.6%
	Annualized Revenue	2/	$19,968	$52,894	$64,119	$58,094	$161,939
	% of Total Office Annl Rev		5.6%	14.8%	18.0%	16.3%	45.4%

1/	Includes 185,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue
2/	Annualized Revenue is September 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Industrial Lease Expirations by Market by Year

Dollars in thousands

			Remainder of 2003 1/	2004	2005	2006	Thereafter
Atlanta	RSF		174,875	572,254	526,691	322,468	1,013,539
	% of Total Industrial RSF		2.0%	6.5%	6.0%	3.7%	11.6%
	Annualized Revenue	2/	$1,017	$2,858	$2,688	$1,920	$4,873
	% of Total Industrial Annl Rev		2.5%	7.1%	6.7%	4.8%	12.1%

Charlotte	RSF		10,567	28,900	18,201	33,166	20,081
	% of Total Industrial RSF		0.1%	0.3%	0.2%	0.4%	0.2%
	Annualized Revenue	2/	$124	$311	$197	$239	$199
	% of Total Industrial Annl Rev		0.3%	0.8%	0.5%	0.6%	0.5%

Greenville	RSF		24,096	26,859	0	16,081	5,350
	% of Total Industrial RSF		0.3%	0.3%	0.0%	0.2%	0.1%
	Annualized Revenue	2/	$278	$291	$—	$195	$56
	% of Total Industrial Annl Rev		0.7%	0.7%	0.0%	0.5%	0.1%

Kansas City	RSF		0	3,774	0	0	0
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$—	$20	$—	$—	$—
	% of Total Industrial Annl Rev		0.0%	0.0%	0.0%	0.0%	0.0%

Piedmont Triad	RSF		267,122	2,066,374	637,071	541,178	1,980,131
	% of Total Industrial RSF		3.1%	23.6%	7.3%	6.2%	22.6%
	Annualized Revenue	2/	$993	$7,265	$2,704	$2,138	$9,156
	% of Total Industrial Annl Rev		2.5%	18.0%	6.7%	5.3%	22.7%

Research Triangle	RSF		12,859	16,096	35,461	2,339	19,745
	% of Total Industrial RSF		0.1%	0.2%	0.4%	0.0%	0.2%
	Annualized Revenue	2/	$134	$143	$304	$23	$200
	% of Total Industrial Annl Rev		0.3%	0.4%	0.8%	0.1%	0.5%

Richmond	RSF		55,068	40,082	41,185	61,867	183,400
	% of Total Industrial RSF		0.6%	0.5%	0.5%	0.7%	2.1%
	Annualized Revenue	2/	$273	$233	$225	$299	$934
	% of Total Industrial Annl Rev		0.7%	0.6%	0.6%	0.7%	2.3%

Total	RSF		544,587	2,754,339	1,258,609	977,099	3,222,246
	% of Total Industrial RSF		6.2%	31.5%	14.4%	11.2%	36.8%
	Annualized Revenue	2/	$2,819	$11,121	$6,118	$4,814	$15,418
	% of Total Industrial Annl Rev		7.0%	27.6%	15.2%	11.9%	38.3%

1/	Includes 282,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue
2/	Annualized Revenue is September 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Customer Diversification

September 30, 2003

Dollars in thousands

Top 20 Customers

Customer	Number Of Leases	RSF	Annualized Revenue 1/	Percent of Annualized Revenue 1/	Average Remaining Lease Term in Years
Federal Government	60	626,943	$12,948	2.99%	5.1
AT&T	8	612,092	11,493	2.65%	4.2
Price Waterhouse Coopers	6	297,795	6,879	1.59%	6.6
State Of Georgia	10	359,565	6,858	1.58%	5.6
Sara Lee	10	1,230,534	4,789	1.11%	1.8
IBM	7	215,737	4,566	1.05%	2.0
Volvo	7	264,717	3,721	0.86%	5.5
Bell South	7	175,106	3,654	0.84%	1.1
Northern Telecom	1	246,000	3,651	0.84%	4.4
Lockton Companies	10	132,718	3,294	0.76%	11.4
US Airways	5	295,046	3,216	0.74%	4.2
BB&T	8	241,075	3,167	0.73%	7.4
Bank of America	23	146,842	2,979	0.69%	3.5
Business Telecom	5	147,379	2,945	0.68%	1.7
WorldCom and Affiliates	13	144,623	2,858	0.66%	2.6
T-Mobile USA	3	120,561	2,806	0.65%	2.7
Ikon	7	181,361	2,530	0.58%	4.1
Carlton	2	95,771	2,435	0.56%	0.8
Ford Motor Company	2	125,989	2,425	0.56%	6.4
CHS Professional Services	17	138,888	2,314	0.53%	3.4

	211	5,798,742	$89,528	20.65%	4.4

By Industry

Category	Percent of Annualized Revenue 1/
Professional, Scientific, and Technical Services	21.9%
Insurance	9.8%
Manufacturing	9.4%
Telecommunication	8.5%
Finance/Banking	7.8%
Retail Trade	7.4%
Administrative and Support Services	5.5%
Health Care and Social Assistance	5.0%
Wholesale Trade	5.0%
Government/Public Administration	4.8%
Transportation and Warehousing	3.2%
Real Estate Rental and Leasing	2.9%
Information	2.8%
Accommodation and Food Services	2.7%
Other Services (except Public Administration)	2.5%
Educational Services	0.8%

100.0%

1/	Annualized Revenue is September 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Same Property Performance

Dollars in thousands

	Includes Highwoods Preserve 1/			Excludes Highwoods Preserve 1/
	Three months ended September 30,		Percentage Change	Three months ended September 30,		Percentage Change
	2003	2002		2003	2002
Rental revenues	$100,461	$107,334	-6.4%	$100,465	$103,660	-3.1%
Operating expenses	(34,827)	(34,584)	-0.7%	(34,170)	(33,808)	-1.1%

Net operating income	$65,634	$72,750	-9.8%	$66,295	$69,852	-5.1%

Average Occupancy	83.9%	87.4%	-4.0%	86.0%	87.0%	-1.1%

Rentable Square Feet	33,793,000	33,793,000		32,977,000	32,977,000

	Nine months ended September 30,		Percentage Change	Nine months ended September 30,		Percentage Change
	2003	2002		2003	2002
Rental revenues	$303,020	$323,120	-6.2%	$303,029	$312,138	-2.9%
Operating expenses	(103,532)	(101,246)	-2.3%	(101,672)	(99,753)	-1.9%

Net operating income	$199,488	$221,874	-10.1%	$201,357	$212,385	-5.2%

Average Occupancy	84.2%	88.3%	-4.6%	86.4%	88.0%	-1.8%

Rentable Square Feet	33,793,000	33,793,000		32,977,000	32,977,000

	Includes Highwoods Preserve 1/		Excludes Highwoods Preserve 1/
Market	2002 to 2003 3rd Quarter NOI Change	2002 to 2003 YTD NOI Change	2002 to 2003 3rd Quarter NOI Change	2002 to 2003 YTD NOI Change
Atlanta	-11.3%	-12.2%	-11.3%	-12.2%
Charlotte	-19.5%	-13.1%	-19.5%	-13.1%
Columbia	-21.2%	-18.7%	-21.2%	-18.7%
Greenville	3.7%	2.5%	3.7%	2.5%
Kansas City	-2.8%	3.7%	-2.8%	3.7%
Memphis	-9.9%	-8.8%	-9.9%	-8.8%
Nashville	4.3%	2.2%	4.3%	2.2%
Orlando	6.3%	-0.3%	6.3%	-0.3%
Piedmont Triad	-0.9%	-5.6%	-0.9%	-5.6%
Research Triangle	-7.6%	-7.5%	-7.6%	-7.5%
Richmond	-0.1%	-0.4%	-0.1%	-0.4%
Tampa	-37.5%	-40.3%	-6.3%	-8.2%

	-9.8%	-10.1%	-5.1%	-5.2%

1/	Highwoods Preserve is the 816,000 square foot office campus in Tampa that Worldcom vacated 12/31/02.

Acquisition Activity

Dollars in thousands

Name	Market	Type 1/	Date Acquired	Square Footage	Cost
First quarter 2003:
Colonade	Richmond	O	01/21/03	66,000	$7,000

Second quarter 2003:
None

Third quarter 2003:
Highwoods Ctr at Deerfield I	Atlanta	O	07/29/03	50,000
Highwoods Ctr at Deerfield II	Atlanta	O	07/29/03	67,000
HIW Ctr II at Peachtree Corners	Atlanta	O	07/29/03	109,000
4101 Research Commons	Research Triangle	O	07/29/03	74,000
4201 Research Commons	Research Triangle	O	07/29/03	90,000
4301 Research Commons	Research Triangle	O	07/29/03	91,000
4501 Research Commons	Research Triangle	O	07/29/03	57,000
Concourse	Research Triangle	O	07/29/03	132,000
Lake Plaza East	Research Triangle	O	07/29/03	72,000
Situs I	Research Triangle	O	07/29/03	59,000
Situs II	Research Triangle	O	07/29/03	60,000
Situs III	Research Triangle	O	07/29/03	39,000
Anchor Glass Building	Tampa	O	07/29/03	100,000
Bayshore Place	Tampa	O	07/29/03	83,000
Tower Place	Tampa	O	07/29/03	182,000

Subtotal				1,265,000	$137,350	2	/

HIW Ctr III at Peachtree Corners	Atlanta	O	07/29/03	54,000	$2,149	3	/

				1,385,000	$146,499

1/	The letter “O” represents Office
2/	We purchased our partner’s 80% interest in these MG-HIW properties.
3/	We purchased our partner’s 50% interest in this Peachtree III property.

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Sales Price
First quarter 2003:
none

Second quarter 2003:
Greenbriar Business Center	Hampton Roads	O	04/07/03	81,000	$7,000
Madison Park – Building 5610	Piedmont Triad	O	04/14/03	3,000	775
Highwoods Plaza	Tampa	O	04/30/03	66,000	7,050
Summit Executive Centre	Tampa	O	05/01/03	36,000	2,900
Aspen, Cypress, Cedar East and Cedar West	Research Triangle	O	06/26/03	156,000	11,425

Third quarter 2003:
5125 Fulton Industrial Blvd	Atlanta	I	07/10/03	149,000	4,788
Capital One	Richmond	O	07/16/03	298,000	38,122
Bay View Office Centre	Tampa	O	07/23/03	73,000	7,400
Verizon Wireless	Greenville	O	07/31/03	193,000	21,502
Countryside Place	Tampa	O	08/29/03	54,000	5,650
Interlachen Village	Orlando	O	09/16/03	41,000	3,900
Holden Road	Piedmont Triad	I	09/30/03	160,000	5,800

				1,310,000	$116,312

Assets Contributed to Joint Ventures

	Market	Type 1/	Date Contributed	Square Footage	Sales Price
First quarter 2003:
none

Second quarter 2003:
none

Third quarter 2003:
none

1/	The letters “O” and “I” represent Office and Industrial, respectively.

Development Activity

Dollars in thousands

Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 09/30/03	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
In-Process
NARA	Atlanta	I	350,000	$20,345	$1,209	100%	3Q04	4Q04

			350,000	$20,345	$1,209	100%

Completed Not Stabilized 2/
Catawba	Research Triangle	O	40,000	$4,030	$2,908	0%	2Q03	2Q04
801 Raleigh Corporate Center	Research Triangle	O	100,000	12,016	10,451	42%	4Q02	2Q04
Tradeport V	Atlanta	I	60,000	2,913	2,776	30%	4Q02	4Q03

Total or Weighted Average			200,000	$18,959	$16,135	30%

Developed for Sale

	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 09/30/03	Pre- Sales	Estimated Completion Date
Grove Park Condominiums	Richmond	O	65,000	$6,163	$1,500	66%	Q104

Placed in Service

Property	Market	Type 1/	In-Service Date	Rentable Square Feet	Investment @ 09/30/03	Quarter 3 2003 NOI 3/	Occ %	Leasing %
Seven Springs I	Nashville	O	3/31/2003	131,000	$15,649	$313	67%	76%

1/	The letters “O”, and “I” represent Office and Industrial, respectively.
2/	These properties contributed $273,000 in Net Operating Income (Property Revenue – Property Expense) in Q3 2003.
3/	NOI = Net Operating Income (Property Revenue – Property Expense)

Development Land

September 30, 2003

Dollars in thousands

		Developable Square Footage			Total Estimated Market Value
Market	Acres	Office	Retail	Industrial
On Balance Sheet:
Research Triangle	415	3,100,000	—	162,000	$66,500
Atlanta	258	270,000	1,100,000	1,040,000	35,300
Piedmont Triad	166	787,000	37,000	1,252,000	18,300
Kansas City 1/	98	725,000	216,000	—	20,200
Baltimore	97	1,102,000	—	—	12,300
Richmond	93	688,000	—	700,000	15,900
Charlotte	79	1,231,000	—	—	13,400
Nashville	50	830,000	—	—	11,800
Orlando	43	862,000	—	—	13,700
Tampa	32	522,000	—	15,000	5,400
Memphis	22	288,000	—	—	4,200
Greenville	12	150,000	—	—	1,800
Jacksonville	10	80,000	—	—	1,100
Columbia	2	20,000	—	—	300

	1,377	10,655,000	1,353,000	3,169,000	$220,200

Deferred or optioned:
Atlanta	25	—	500,000	—
Research Triangle	25	562,870	—	—
Richmond	11	91,000	—	—

	61	653,870	500,000	—

Total	1,438	11,308,870	1,853,000	3,169,000

1/	Includes 27 acres of residential land

Unconsolidated Joint Ventures Assets, Debt and Liabilities

September 30, 2003

Dollars in thousands

			Venture’s Books
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Dallas County Partners I, LP	O/ I	50.0%	$41,799	$38,234	$40,573
Dallas County Partners II, LP	O	50.0%	18,085	22,756	23,786
Dallas County Partners III, LP	O	50.0%	74	—	33
Fountain Three	O/ I / R	50.0%	34,368	30,191	32,058
RRHWoods , LLC	O/ M	50.0%	80,975	66,499	69,478
Highwoods DLF 98/29	O	22.8%	140,708	67,489	69,881
Highwoods DLF 97/26 DLF 99/32	O	42.9%	116,637	59,197	61,702
MG-HIW, LLC	O	20.0%	198,018	136,207	142,144
MG-HIW Metrowest I, LLC	O	50.0%	1,601	—	22
MG-HIW Metrowest II, LLC	O	50.0%	10,329	6,257	6,529
4600 Madison Assoc., LP	O	12.5%	22,400	16,891	17,547
Board of Trade Investment Co.	O	49.0%	8,083	792	1,141
Concourse Center Assoc., LLC	O	50.0%	14,560	9,737	10,025
Plaza Colonnade, LLC	O/R	50.0%	19,226	9,936	10,577
Highwoods-Markel Assoc., LLC	O	50.0%	15,625	11,588	12,023
SF-HIW Harborview Plaza, LP	O	20.0%	40,586	22,800	24,681
Kessinger/Hunter, LLC	—	26.5%	8,337	—	284

Total			$771,411	$498,574	$522,484

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Dallas County Partners I, LP	O/ I	50.0%	$20,900	$19,117	$20,287
Dallas County Partners II, LP	O	50.0%	9,043	11,378	11,893
Dallas County Partners III, LP	O	50.0%	37	—	17
Fountain Three	O/ I / R	50.0%	17,184	15,096	16,029
RRHWoods , LLC	O/M	50.0%	40,488	33,250	34,739
Highwoods DLF 98/29	O	22.8%	32,095	15,394	15,940
Highwoods DLF 97/26 DLF 99/32	O	42.9%	50,072	25,413	26,489
MG-HIW, LLC	O	20.0%	39,604	27,241	28,429
MG-HIW Metrowest I, LLC	O	50.0%	801	—	11
MG-HIW Metrowest II, LLC	O	50.0%	5,165	3,129	3,265
4600 Madison Assoc., LP	O	12.5%	2,800	2,111	2,193
Board of Trade Investment Co.	O	49.0%	3,961	388	559
Concourse Center Assoc., LLC	O	50.0%	7,280	4,869	5,013
Plaza Colonnade, LLC	O/R	50.0%	9,613	4,968	5,289
Highwoods-Markel Assoc., LLC	O	50.0%	7,813	5,794	6,012
SF-HIW Harborview Plaza, LP	O	20.0%	8,117	4,560	4,936
Kessinger/Hunter, LLC	—	26.5%	2,209	—	75

Total			$257,182	$172,708	$181,176

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.

Unconsolidated Joint Ventures Income

For the Three Months Ended September 30, 2003

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Oper Exp	Interest	Depr/Amort	Net Income
Dallas County Partners I, LP	50.0%	$2,512	$1,340	$690	$432	$50
Dallas County Partners II, LP	50.0%	1,455	620	585	206	44
Dallas County Partners III, LP	50.0%	61	38	—	1	22
Fountain Three	50.0%	1,612	832	546	364	(130)
RRHWoods , LLC	50.0%	3,970	1,945	633	839	553
Highwoods DLF 98/29	22.8%	4,818	1,395	1,145	864	1,414
Highwoods DLF 97/26 DLF 99/32	42.9%	3,976	1,130	1,146	972	728
MG-HIW, LLC	20.0%	8,288	3,279	1,559	1,566	1,884
MG-HIW Metrowest I, LLC	50.0%	—	10	—	—	(10)
MG-HIW Peachtree Corners III, LLC	50.0%	44	14	10	33	(13)
MG-HIW Metrowest II, LLC	50.0%	175	102	42	90	(59)
4600 Madison Assoc., LP	12.5%	1,282	519	293	444	26
Board of Trade Investment Co.	49.0%	553	400	16	104	33
Concourse Center Assoc., LLC	50.0%	528	132	172	76	148
Highwoods-Markel Assoc., LLC	50.0%	826	439	243	165	(21)
Kessinger/Hunter, LLC	26.5%	1,581	1,140	—	209	232
SF-HIW Harborview Plaza, LP	20.0%	1,402	438	351	217	396
Plaza Colonnade, LLC	50.0%	2	2	—	1	(1)

Total		$33,085	$13,775	$7,431	$6,583	$5,296

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Dallas County Partners I, LP	50.0%	$1,256	$669	$345	$216	$26
Dallas County Partners II, LP	50.0%	728	310	293	103	22
Dallas County Partners III, LP	50.0%	31	19	—	1	11
Fountain Three	50.0%	806	416	273	182	(65)
RRHWoods , LLC	50.0%	1,985	972	317	419	277
Highwoods DLF 98/29	22.8%	1,099	318	261	197	323
Highwoods DLF 97/26 DLF 99/32	42.9%	1,707	485	492	416	314
MG-HIW, LLC	20.0%	1,658	655	312	312	379
MG-HIW Metrowest I, LLC	50.0%	—	5	—	—	(5)
MG-HIW Peachtree Corners III, LLC	50.0%	22	7	5	17	(7)
MG-HIW Metrowest II, LLC	50.0%	88	51	21	45	(29)
4600 Madison Assoc., LP	12.5%	160	65	37	56	2
Board of Trade Investment Co.	49.0%	271	196	8	51	16
Concourse Center Assoc., LLC	50.0%	264	66	86	38	74
Highwoods-Markel Assoc., LLC	50.0%	413	220	122	83	(12)
Kessinger/Hunter , LLC	26.5%	419	302	—	55	62
SF-HIW Harborview Plaza, LP	20.0%	280	88	70	43	79
Plaza Colonnade, LLC	50.0%	1	1	—	1	(1)

Total 1/		$11,188	$4,845	$2,642	$2,235	$1,466

1/	Highwoods’ Share of JV income shown above does not include the amortization of a $160K deferred gain.

Unconsolidated Joint Ventures Income

For the Nine Months Ended September 30, 2003

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Dallas County Partners I, LP	50.0%	$7,749	$4,022	$2,079	$1,412	$236
Dallas County Partners II, LP	50.0%	4,579	1,914	1,775	617	273
Dallas County Partners III, LP	50.0%	205	113	—	3	89
Fountain Three	50.0%	5,174	2,346	1,687	1,160	(19)
RRHWoods , LLC	50.0%	10,918	5,551	1,979	2,545	843
Highwoods DLF 98/29	22.8%	14,492	4,142	3,448	2,592	4,310
Highwoods DLF 97/26 DLF 99/32	42.9%	12,082	3,345	3,448	2,979	2,310
MG-HIW, LLC 1/	20.0%	32,862	12,254	6,202	6,295	8,111
MG-HIW Metrowest I, LLC	50.0%	—	26	—	—	(26)
MG-HIW Peachtree Corners III, LLC	50.0%	219	75	73	76	(5)
MG-HIW Metrowest II, LLC	50.0%	441	325	124	252	(260)
4600 Madison Assoc., LP	12.5%	4,122	1,597	888	1,331	306
Board of Trade Investment Co.	49.0%	1,768	1,191	50	304	223
Concourse Center Assoc., LLC	50.0%	1,556	401	518	227	410
Highwoods-Markel Assoc., LLC	50.0%	2,462	1,300	800	464	(102)
Kessinger/Hunter, LLC	26.5%	4,513	3,536	—	540	437
SF-HIW Harborview Plaza, LP	20.0%	4,208	1,288	1,052	650	1,218
Plaza Colonnade, LLC	50.0%	10	2	—	3	5

Total		$107,360	$43,428	$24,123	$21,450	$18,359

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Dallas County Partners I, LP	50.0%	$3,875	$2,011	$1,040	$706	$118
Dallas County Partners II, LP	50.0%	2,290	957	888	309	136
Dallas County Partners III, LP	50.0%	103	57	—	2	44
Fountain Three	50.0%	2,587	1,173	844	580	(10)
RRHWoods , LLC	50.0%	5,460	2,734	990	1,315	421
Highwoods DLF 98/29	22.8%	3,306	945	786	591	984
Highwoods DLF 97/26 DLF 99/32	42.9%	5,188	1,437	1,480	1,278	993
MG-HIW, LLC 1/	20.0%	6,573	2,452	1,240	1,258	1,623
MG-HIW Metrowest I, LLC	50.0%	—	13	—	—	(13)
MG-HIW Peachtree Corners III, LLC	50.0%	110	38	37	38	(3)
MG-HIW Metrowest II, LLC	50.0%	221	163	62	126	(130)
4600 Madison Assoc., LP	12.5%	515	200	111	166	38
Board of Trade Investment Co. 2/	49.0%	866	584	25	149	108
Concourse Center Assoc., LLC	50.0%	778	201	259	114	204
Highwoods-Markel Assoc., LLC	50.0%	1,231	650	400	232	(51)
Kessinger/Hunter, LLC	26.5%	1,196	937	—	143	116
SF-HIW Harborview Plaza, LP	20.0%	842	258	210	130	244
Plaza Colonnade, LLC	50.0%	5	1	—	2	2

Total 3/		$35,146	$14,811	$8,372	$7,139	$4,824

1/	Net income EXCLUDES a $12.1MM impairment charge at the partnership level of which Highwoods’ share is $2.4MM.
2/	Excludes a $6K audit adjustment to reduce the provision for income taxes related to a prior year
3/	Highwoods’ Share of JV income shown above does not include the amortization of a $485K deferred gain.

Unconsolidated Joint Ventures Long-Term Debt Detail

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate		Maturity Date	Loan Balance 09/30/03
Dallas County Partners I, LP	50.0%	various 1/	7.2%		various 1/	$38,234
Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.2%		Jun-13	22,756
Fountain Three	50.0%	John Hancock Life Insurance Co.	7.8%		Jan-08	6,240
	50.0%	various 2/	7.5%		various 2/	23,951

Total Fountain Three			7.5%			30,191
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.0	% 3/	Nov-15	23,000
	50.0%	Bank of America	6.8%		Sep-12	8,410
	50.0%	Bank of America	6.8%		Sep-12	6,415
	50.0%	Industrial Revenue Bonds	1.0	% 3/	Sep-15	6,000
	50.0%	various 4/	5.22	% 3/	various 4/	22,674

Total RRHWoods, LLC			3.7%			66,499
Highwoods DLF 98/29	22.8%	USG Annuity & Life Company	6.8%		May-11	67,489
Highwoods DLF 97/26 DLF 99/32	42.9%	Massachusetts Mutual Life Ins. Co.	7.7%		May-12	59,197
MG-HIW, LLC	20.0%	GE Capital	3.1	% 3/	Jan-06	136,207
MG-HIW Metrowest II, LLC	50.0%	Wachovia	2.7	% 3/	Feb-05	6,257
4600 Madison Assoc., LP	12.5%	State Farm	6.9%		Apr-18	16,891
Board of Trade Investment Co.	49.0%	KC Board of Trade Clearing Corp.	7.8%		Sep-07	792
Concourse Center Assoc., LLC	50.0%	Lincoln National Life Insurance Co.	7.0%		Jul-10	9,737
Highwoods-Markel Assoc., LLC	50.0%	First Community Bank	7.9%		Apr-11	9,968
	50.0%	First Community Bank	8.6%		Apr-10	1,620

Total Highwoods-Markel Assoc., LLC			8.0%			11,588
SF-HIW Harborview Plaza, LP	20.0%	Met Life	6.1%		Oct-12	22,800
Plaza Colonnade, LLC	50.0%	Wells Fargo	3.2%		Feb-06	9,936

Total Secured Loans						$498,574

Highwoods’ Share of the above						$172,708

1/	Includes 15 fixed rate loans under $4 million with maturities ranging from January 2006 to July 2011
2/	Includes 6 fixed rate loans under $6 million with maturities ranging from May 2008 to September 2012
3/	The floating rate loans’ interest rates are based on September 30, 2003’s rates.
4/	Includes 5 fixed rate loans under $6 million maturing between October 2007 to September 2012 and a floating rate loan under $6 million that matures in November 2015

Portfolio Summary Unconsolidated Joint Ventures

As of September 30, 2003

Summary by Location:

Market	Rentable Square Feet 1/	Occupancy 2/	Percentage of Annualized Revenue – Highwoods’ Share Only 3/
			Office	Industrial	Retail	Multi-Family	Total
Des Moines	2,245,000	92.5%	35.4%	4.4%	1.3%	5.2%	46.3%
Orlando	1,764,000	84.8%	19.6%	—	—	—	19.6%
Atlanta	650,000	85.7%	12.8%	—	—	—	12.8%
Research Triangle	455,000	98.7%	4.5%	—	—	—	4.5%
Kansas City	427,000	87.4%	4.7%	—	—	—	4.7%
Piedmont Triad	364,000	100.0%	5.1%	—	—	—	5.1%
Tampa	205,000	92.1%	2.6%	—	—	—	2.6%
Charlotte	148,000	100.0%	1.0%	—	—	—	1.0%
Richmond	121,000	100.0%	2.7%	—	—	—	2.7%
Other	110,000	100.0%	0.7%	—	—	—	0.7%

Total	6,489,000	90.7%	89.1%	4.4%	1.3%	5.2%	100.0%

1/	Excludes Des Moines’ apartment units
2/	Excludes Des Moines’ apartment occupancy percentage of 90%
3/	Annualized Rental Revenue is September 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Unconsolidated Joint Ventures Lease Expirations

September 30, 2003

Dollars in thousands

Year	Number of Leases	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Total
Remainder of 2003	61	180,018	3.0%	$3,761	$20.89	3.5%
2004	80	443,284	7.5%	8,878	20.03	8.2%
2005	101	696,031	11.7%	11,977	17.21	11.1%
2006	93	885,242	14.9%	13,786	15.57	12.7%
2007	45	297,388	5.0%	5,804	19.52	5.4%
2008	59	1,024,449	17.2%	15,944	15.56	14.7%
2009	17	577,365	9.7%	11,165	19.34	10.3%
2010	20	285,639	4.8%	5,172	18.11	4.8%
2011	12	427,781	7.2%	9,134	21.35	8.5%
2012	16	295,741	5.0%	6,833	23.11	6.3%
2013 and thereafter	25	831,285	14.0%	15,627	18.80	14.5%

	529	5,944,223	100.0%	$108,081	$18.18	100.0%

1/	Annualized Revenue is September 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Unconsolidated Joint Ventures Development

Dollars in thousands

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 09/30/03	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
Plaza Colonade, LLC 1/	50%	Kansas City	285,000	$69,700	$18,968	59%	Q304	Q305

Highwoods’ Share of the above			142,500	$34,850	$9,484	59%

1/	Includes $14.1 million in investment cost that will be funded by tax increment financing